UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    March 13, 2014

DIRECTV

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2260 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Compensation Matters

At a meeting held on March 13, 2014, the Compensation Committee of the Board of Directors (the “Committee”), took the actions described below with regard to certain executive compensation plans and arrangements.

First, with respect to the performance goals for restricted stock units, or RSUs, granted in 2013 to the chief executive officer and other named executive officers, the Committee determined, for the first year of the 2013-2015 three-year performance period, the results of the three applicable performance factors: (i) annual revenue growth, (ii) annual CFBIT growth, and (iii) annual net income growth. Revenue growth and cash flow before interest and taxes, or CFBIT, growth were each between threshold and target; net income growth was below threshold. Overall average performance for 2013 was below target (48.9%) and will be averaged with the overall average performance for 2014 and 2015 to determine the final 2013-2015 adjustment factor. In each case, to determine the final adjustment factor, the Committee has reserved discretion to reduce payments or otherwise adjust downward RSU awards in accordance with the DIRECTV 2010 Stock Plan (“Stock Plan”), and in no event may the final adjustment factor for the entire performance period exceed 150%.

Second, the Committee established performance goals under the Stock Plan and under the Performance Stock Unit Awards for the 2014-2016 period for each of the Company’s chief executive officer and the other named executive officers. As previously disclosed, the applicable performance factors are: (i) annual revenue growth, (ii) annual Operating Profit Before Depreciation and Amortization, or OPBDA, growth, and (iii) annual free cash flow growth, over the three-year period from January 1, 2014 through December 31, 2016, with each such factor determined by excluding the results of and transactions with, the Company’s subsidiaries in Venezuela, and with revenue and OPBDA performance: determined using planned foreign currency exchange rates, rather than actual rates, in addition to other adjustments as specified in accordance with the Stock Plan.

Third, the Committee established performance goals under the 2010 Executive Officer Cash Bonus Plan (“Bonus Plan”). The applicable performance measure to determine the maximum bonus fund for 2014 under the Bonus Plan is CFBIT, with each named executive officer’s actual bonus to be established using a “balanced scorecard” approach for individual and Company performance in 2014.

Fourth, the Committee changed the target bonus percentage opportunity for the Company’s chief executive officer for the 2014 fiscal year from 200% of his base salary to 225% of such base salary.

For further information on these matters, please refer to the Company’s Current Report on Form 8-K, including exhibits thereto, filed with the Securities and Exchange Commission on February 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: March 14, 2014	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

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